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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



As independent petroleum engineers, we hereby consent to the inclusion by reference of our report in this Amendment No. 1 to the Registration Statement dated September 23, 1998 (the "Report") and to all references to said Report and to our firm included herein.



                         H.J. GRUY AND ASSOCIATES, INC.

                         /s/ James H. Hartsock
                         --------------------------------
                             James H. Hartsock, PhD, PE
                             Executive Vice President

Houston, Texas
October 9, 1998